                                   VAN KAMPEN
                               ASIAN GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                          VAN KAMPEN ASIAN GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13

MSAG SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        37.5%
India             2.2%
Indonesia         2.1%
Korea            16.5%
Malaysia          5.3%
Philippines       3.8%
Singapore        13.5%
Taiwan           17.1%
Other             2.0%

                                                               TOTAL RETURNS**
                        ----------------------------------------------------------------------------------------------
                                                                                        AVERAGE ANNUAL
                                                                        ----------------------------------------------
                              SIX MONTHS               ONE YEAR               FIVE YEAR            SINCE INCEPTION
                        ----------------------  ----------------------  ----------------------  ----------------------
                                     WITHOUT                 WITHOUT                 WITHOUT                 WITHOUT
                        WITH SALES    SALES     WITH SALES    SALES     WITH SALES    SALES     WITH SALES    SALES
                         CHARGE*      CHARGE     CHARGE*      CHARGE     CHARGE*      CHARGE     CHARGE*      CHARGE
----------------------------------------------------------------------------------------------------------------------
Class A
Shares                      12.68 %     19.57 %    -11.24 %     -5.78 %    -15.78 %    -14.78 %     -7.52 %     -6.53 %
----------------------------------------------------------------------------------------------------------------------
Class B
Shares+                     14.34 %     19.34 %    -11.03 %     -6.34 %       N/A         N/A      -19.81 %    -19.25 %
----------------------------------------------------------------------------------------------------------------------
Class C
Shares                      18.05 %     19.05 %     -7.53 %     -6.60 %    -15.41 %    -15.41 %     -7.21 %     -7.21 %
----------------------------------------------------------------------------------------------------------------------
MSCI
CFEF
ex-Japan
Index                         N/A       26.60 %       N/A       -7.39 %       N/A      -13.77 %       N/A       -4.26 %
----------------------------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY FAR EAST FREE (CFEF) EX-JAPAN INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND INCLUDES INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND THAILAND (ASSUMES DIVIDENDS ARE REINVESTED). BEGINNING DECEMBER 1, 1998, THE INDEX NO LONGER INCLUDES MALAYSIA.

TOP FIVE HOLDINGS

                                     PERCENT OF NET
ISSUER                     COUNTRY       ASSETS
------------------------  ---------  --------------
Hutchison Whampoa Ltd.    Hong Kong          6.7%
Samsung Electronics Co.     Korea            5.4%
Sun Hung Kai Properties   Hong Kong          4.8%
 Ltd.
Hong Kong & Shanghai      Hong Kong          3.7%
 Bank Holdings plc
Hon Hai Precision          Taiwan            3.6%
 Industry

TOP FIVE SECTORS
                       VALUE     PERCENT OF
SECTOR                 (000)     NET ASSETS
-------------------  ---------  -------------
Consumer Goods       $  23,462        21.6%
Capital Equipment       23,028        21.2%
Finance                 20,845        19.2%
Services                19,241        17.7%
Multi-Industry          10,418         9.6%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Van Kampen Asian Growth Fund is long-term capital appreciation through investments primarily in equity securities of Asian issues, excluding Japan.

PERFORMANCE

For the six months ended December 31, 1998, the Van Kampen Asian Growth Fund generated a total return of 19.57 percent for the Class A shares at net asset value (NAV), as compared to a total return of 26.60 percent for the Morgan Stanley Capital International (MSCI) All Country Far East Free ex-Japan Index.

OVERVIEW

Asian stock markets performed well during the fourth quarter of 1998 as the MSCI All Country Far East Free ex-Japan Index rose 40.2 percent during the quarter, reducing some of the losses incurred earlier in the year. The Fund underperformed the index during the quarter, returning 26.13 percent (Class A shares at NAV). Key contributors to the weak relative performance during the fourth quarter were overweight positions in Taiwan and utilities stocks and underweight positions in banking and property stocks. During the third quarter, these allocations had contributed to the Fund outperforming the benchmark.

Overall, a combination of domestic and global factors contributed to the recovery in Asian stock markets. These include monetary and fiscal policy easing, improved liquidity from current account surpluses, U.S. and European interest rate cuts, corporate restructuring, and currency strengthening relative to the U.S. dollar.

South Korea, Thailand, and Indonesia--countries that needed International Money Fund (IMF) support--led the fourth quarter rally, after leading the downturn in late 1997. The much-maligned IMF programs, based on tight monetary and fiscal policy, created significant contractions in domestic consumption and investment. These contractions led to a swing from current account deficits to current account surpluses, which stabilized and then strengthened the currencies. Currency strength allowed the governments to relax monetary and fiscal policy early in the third quarter with IMF approval. By September, data began to emerge suggesting that industrial production and some categories of consumption had bottomed in Korea and Thailand. Interest rates have fallen dramatically, due to easier monetary policy and falling inflationary expectations.

                                                             3------------------

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

For example, interest rates fell from more than 30 percent at the peak in Korea to 7 percent by the end of the year; interest rate declines encouraged domestic investors to return to the equity markets, pushing stocks up. In 1999, easier monetary policy should stimulate some improvement in domestic consumption as well.

Banking sector reform and recapitalization will be critical to the resumption of strong growth across Asia because banks remain the key financial intermediaries in most countries. Korea has taken the lead in addressing its banking problems. Korea's program includes forced mergers of troubled banks, the use of government funds to recapitalize failed banks and purchase their nonperforming assets, and the subsequent liquidation of these assets. Korea has also benefited from the presence of one of Asia's few domestic bond markets, which has helped to keep financing available even while the heavy bank reform work was underway. Thailand has also designed a good recapitalization program, although there have been some disappointments in its implementation. One of the key elements of the banking package--enhanced foreclosure laws--was delayed until mid 1999. Indonesia has designed its program but, because of the greater scale of the banking problems in Indonesia, it will take longer to implement. Bank recapitalization should allow the restructuring efforts to move onto the next phase, corporate-level debt restructuring. These initiatives required some debt forgiveness, and insolvent banks were in no position to take the required write-downs.

COUNTRY-SPECIFIC STRATEGIES

Hong Kong performed well during the fourth quarter, but lagged the index for the second half of 1998. Hong Kong's equity market is particularly sensitive to interest rate movements due to its heavy weighting of property and financial stocks. Interest rate cuts in the United States and Hong Kong during September and October supported the market. In addition, the Hong Kong Monetary Authority
(HKMA) purchased approximately 25 percent of the free float of most major stocks during its August market intervention. This technical condition probably exaggerated the market's move upward when interest rates began to fall. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar while its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates were matched by a fall into outright deflation. During the last few decades, the territory has not experienced interest rates at these levels for an extended time, which should delay economic recovery and limit stock market gains. Although we expect further reductions in nominal and real rates in 1999, the scope for significant declines is limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings, which include heavy nonrecurring provisions. In addition, the HKMA must design a program for the disposition of its extensive stock holdings. For these reasons, we entered 1999 underweight in Hong Kong equities.

China was the worst-performing East Asian market in 1998. This underperformance reflects the weakness of most of the listed Chinese companies as well as the challenging economic conditions within China. The Chinese economy is currently experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high interest rates, and bank asset-quality problems. The Chinese government has attempted to deal with these issues through a massive government-funded infrastructure program. This program helped gross domestic product growth approach the government's target for 1998, but it did not flow through into corporate earnings and equity performance. In addition, the Chinese have recently begun to grapple with external debt problems. We expect the Chinese government will shift from infrastructure spending to real reform as 1999 progresses. Some interesting values are starting to emerge among the Chinese companies, but earnings visibility remains poor and the flow of news will likely be negative during the first half of 1999.

We have maintained an overweight position in the technology sector in 1998. These positions consist primarily of electronics companies in Taiwan, Korea, and Singapore. These stocks were more influenced by their local markets during the fourth quarter than by individual company fundamentals. The Korean companies outperformed the regional index during the quarter while the

--------------    4

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

Taiwanese underperformed. Overall, our holdings underperformed during the quarter but outperformed for the year. These positions are the result of bottom-up work at the individual-company level. Given the quality of management, market positions, financial condition, and growth prospects of the Fund's electronics stocks, we believe these stocks should outperform again in 1999.

Malaysia's decision to implement capital controls in early September led to its removal from the MSCI free indexes in December. During the past few months, shifting securities regulations have severely limited the ability of most foreign investors to trade in this country. We have a portfolio, however, of sound, primarily consumer-oriented stocks in Malaysia. We believe the stocks are currently "fair valued" at a significant discount to reflect the uncertainties created by the capital controls. The Malaysian government has signaled that it is studying various proposals to lift the capital controls. We expect some movement on this during the first half of 1999. We will reexamine our weighting in Malaysia and the pricing of these securities when the Malaysian authorities introduce their new rules.

OUTLOOK

We expect several themes to drive equity performance in 1999, including modest improvements in domestic consumption in most economies, disinflation in some countries and deflation in others, and the ability of companies to enhance their own performance through corporate restructuring. Restructuring broadly includes debt restructuring, divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers, or staff downsizing. We saw all of the above announced in various forms during 1998. The markets have clearly rewarded companies that adopt Western-style restructuring with a focus on enhancing shareholder value. During 1999, we will monitor the progress of the restructurings announced in 1998 and search for management teams that we believe have the vision and ability to improve returns to shareholders going forward.

In addition, we will monitor several risk factors in 1999, including the performance of the Japanese economy, large supply of anticipated new offerings and capital raisings in Asia, and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan, as well as stronger-than-expected import demand from the United States and Europe.

During 1998, we constructed a defensive portfolio emphasizing consumer and technology companies and utilities, while limiting our exposure to banks and properties. During the fourth quarter, we increased our exposure to banks and properties but, as performance reflects, we remained underweight these sectors. In 1999, we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems are solved, but the trends have certainly improved.

Tim Jensen
PORTFOLIO
MANAGER

                                                             5------------------

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (101.0%)
  HONG KONG (37.5%)
     1,020,000   China Telecom (Hong Kong) Ltd....................  $  1,764
       653,600   CLP Holdings Ltd.................................     3,256
     1,259,000   Dairy Farm International Holdings Ltd............     1,448
    (a)763,000   Hengan International Group Co., Ltd. 'H'.........       278
     1,741,030   Hong Kong & China Gas Co., Ltd...................     2,214
       161,400   Hong Kong & Shanghai Bank Holdings plc...........     4,021
       535,900   Hong Kong Electric Holdings Ltd..................     1,625
     1,457,800   Hong Kong Telecommunications Ltd.................     2,550
     1,037,600   Hutchison Whampoa Ltd............................     7,333
       934,000   Li & Fung Ltd....................................     1,935
       672,000   New World Development Co., Ltd...................     1,691
       513,000   SmarTone Telecommunications Holdings Ltd.........     1,424
       719,000   Sun Hung Kai Properties Ltd......................     5,244
       658,000   Swire Pacific Ltd. 'A'...........................     2,947
       861,100   Television Broadcasts Ltd........................     2,223
       166,000   VTech Holdings Ltd...............................       724
                                                                    --------
                                                                      40,677
                                                                    --------
  INDIA (2.2%)
            50   Ashok Leyland Ltd................................        --
           400   Bharat Heavy Electricals Ltd.....................         3
           200   Castrol Ltd......................................         4
     (b)55,100   Container Corp. of India Ltd.....................       310
        57,870   Hero Honda Motors Ltd............................       741
        21,500   Nestle India Ltd.................................       231
        10,700   NIIT Ltd.........................................       409
        15,500   Punjab Tractors Ltd..............................       290
        34,450   Reckitt & Coleman of India Ltd...................       305
           100   SmithKline Beecham Consumer Healthcare Ltd.......         1
            50   State Bank of India..............................        --
      (a)1,850   Tata Infotech Ltd................................        61
           100   T.V.S. Suzuki Ltd................................         1
                                                                    --------
                                                                       2,356
                                                                    --------
  INDONESIA (2.1%)
     (a)93,000   Bat Indonesia Tbk (Foreign)......................       160
       570,500   Gudang Garam Tbk (Foreign).......................       831
       206,000   Mayora Indah.....................................        11
       133,000   Semen Gresik Tbk.................................       138
       312,700   Unilever Indonesia (Foreign).....................     1,172
                                                                    --------
                                                                       2,312
                                                                    --------
  KOREA (16.3%)
        16,740   Hankuk Glass Industry Co., Ltd...................       349
        97,600   Korea Electric Power Corp........................     2,418
        36,010   Nong Shim Co.....................................     2,071
     (b)37,400   Pohang Iron & Steel Co., Ltd.....................       631
        29,022   Pohang Iron & Steel Ltd. (Foreign)...............     1,832
        34,865   Samsung Electro-Mechanics Co.....................       754
        87,361   Samsung Electronics Co. (Foreign)................     5,860
           162   Samsung Electronics Co. GDS (New)................         6
         5,020   Samsung Fire & Marine Insurance..................     1,878
        (b)206   S.K. Telecom (Foreign)...........................       156
         9,195   S1 Corp..........................................     1,720
                                                                    --------
                                                                      17,675
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
  MALAYSIA (5.3%)
       272,000   Amway Holdings Bhd...............................  $    391
       542,000   Carlsberg Brewery Malaysia Bhd...................     1,088
     (a)88,000   Esso Malaysia Bhd................................        46
       650,000   Guiness Anchor Bhd...............................       457
       310,000   Hap Seng Consolidated Bhd........................       140
       275,000   Nestle Bhd.......................................       770
       851,000   R.J. Reynolds Bhd................................       674
       318,000   Rothmans of Pall Mall Bhd........................     1,312
        39,000   Shell Refining Co. Bhd...........................        29
       458,000   Telekom Malaysia Bhd.............................       843
                                                                    --------
                                                                       5,750
                                                                    --------
  PAKISTAN (0.1%)
        47,700   Shell Pakistan Ltd...............................       137
                                                                    --------
  PHILIPPINES (3.8%)
       236,750   Bank of Philippine Islands.......................       502
    (a)473,800   La Tondena Distillers, Inc.......................       378
        33,560   Manila Electric Co. 'B'..........................       108
  (a)3,238,400   Music Corp.......................................       266
       676,500   San Miguel Corp. 'B'.............................     1,304
     8,158,180   SM Prime Holdings, Inc...........................     1,552
                                                                    --------
                                                                       4,110
                                                                    --------
  SINGAPORE (13.5%)
       466,000   City Developments Ltd............................     2,019
       849,000   NatSteel Ltd.....................................     2,161
        80,000   Oversea-Chinese Banking Corp., Ltd. (Foreign)....       543
        15,000   Rothmans Industries Ltd..........................        90
       264,000   Singapore Airlines Ltd. (Foreign)................     1,936
     (a)86,000   Singapore Press Holdings Ltd. (100)..............       912
        35,400   Singapore Press Holdings Ltd.....................       384
     1,940,000   Singapore Technology Engineering Ltd.............     1,811
       395,000   United Overseas Bank Ltd. (Foreign)..............     2,537
       585,000   Venture Manufacturing Ltd........................     2,234
        70,000   Want Want Holdings...............................        84
                                                                    --------
                                                                      14,711
                                                                    --------
  TAIWAN (17.1%)
    (a)186,626   Asustek Computer, Inc............................     1,744
       328,000   Cathay Life Insurance Co., Ltd...................     1,059
    (a)295,582   China Development Corp...........................       541
    (a)692,037   Compal Electronics, Inc..........................     2,255
       257,200   Compeq Manufacturing Co., Ltd....................     1,684
     2,935,842   Far Eastern Textile Ltd..........................     2,397
    (a)719,000   Hon Hai Precision Industry.......................     3,972
       353,000   President Chain Store Corp.......................     1,112
    (a)901,224   Siliconware Precision Industries Co..............     1,594
  (a)1,019,150   Taiwan Semiconductor Co..........................     2,246
                                                                    --------
                                                                      18,604
                                                                    --------
  THAILAND (3.1%)
        57,500   Advanced Information Services Co., Ltd.
                   (Foreign)......................................       342
       376,800   BEC World Public Co., Ltd. (Foreign).............     2,073
        91,100   Delta Electronics Public Co., Ltd. (Foreign).....       481

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
       198,700   Eastern Water Resources Development Public Co.,
                   Ltd. (Foreign).................................  $    200
     (a)37,400   Exploration & Production Public Co., Ltd.
                   (Foreign)......................................       263
                                                                    --------
                                                                       3,359
                                                                    --------
TOTAL COMMON STOCKS (COST $102,091)...............................   109,691
                                                                    --------

        NO. OF
        RIGHTS
--------------

RIGHTS (0.2%)
  KOREA (0.2%)
    (a,b)1,447   Samsung Fire & Marine Insurance, expiring
                   1/14/99........................................       278
                                                                    --------
  TAIWAN (0.0%)
      (a)1,384   Compal Electronics, Inc..........................        --
                                                                    --------
TOTAL RIGHTS (COST $0)............................................       278
                                                                    --------
TOTAL FOREIGN SECURITIES (101.2%) (COST $102,091).................   109,969
                                                                    --------
FOREIGN CURRENCY (0.7%)
    HKD    650   Hong Kong Dollar.................................        84
  INR    7,123   Indian Rupee.....................................       168
  IDR  168,308   Indonesian Rupiah................................        21
   MYR   1,780   Malaysian Ringgit................................       328
   PKR   2,010   Pakistani Rupee..................................        37
    KRW      5   South Korean Won.................................        --
   TWD   3,003   Taiwan Dollar....................................        93
                                                                    --------
TOTAL FOREIGN CURRENCY (COST $731)................................       731
                                                                    --------
TOTAL INVESTMENTS (101.9%) (COST $102,822)........................   110,700
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%).....................    (2,081)
                                                                    --------
NET ASSETS (100%).................................................  $108,619
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.
GDS   --  Global Depositary Shares

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Consumer Goods..........................  $ 23,462      21.6%
Capital Equipment.......................    23,028      21.2
Finance.................................    20,845      19.2
Services................................    19,241      17.7
Multi-Industry..........................    10,418       9.6
Energy..................................    10,159       9.3
Materials...............................     2,816       2.6
                                          --------   --------
                                          $109,969     101.2%
                                          --------   --------
                                          --------   --------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $102,091)     $         109,969
  Foreign Currency (Cost $731)                       731
  Receivable for:
    Investments Sold                                 222
    Dividends                                         88
    Fund Shares Sold                                  65
  Other                                               45
                                                --------
    Total Assets                                 111,120
                                                --------
LIABILITIES:
  Payable for:
    Bank Overdraft                                 1,138
    Fund Shares Redeemed                             562
    Investments Purchased                            236
    Custody Fees                                     174
    Distribution Fees                                122
    Investment Advisory Fees                          94
    Shareholder Reporting Expenses                    52
    Deferred Country Tax                              33
    Transfer Agent Fees                               30
    Professional Fees                                 26
    Administrative Fees                               24
    Directors' Fees and Expenses                       8
    Other                                              2
                                                --------
    Total Liabilities                              2,501
                                                --------
NET ASSETS                             $         108,619
                                                --------
                                                --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $              14
  Paid in Capital in Excess of Par               241,635
  Accumulated Net Investment Loss                 (1,402)
  Accumulated Realized Loss                     (139,506)
  Unrealized Appreciation on
    Investments and Foreign Currency
    Translations*                                  7,878
                                                --------
NET ASSETS                             $         108,619
                                                --------
                                                --------
CLASS A SHARES:
  Net Assets                           $          50,583
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 6,465
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $50,582,527 and
    6,465,487 Shares Outstanding)      $            7.82
                                                --------
                                                --------
  Maximum Sales Charge                             5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))      $            8.30
                                                --------
                                                --------
CLASS B SHARES:
  Net Assets                           $          28,886
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 3,837
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $28,885,585 and 3,836,923 Shares
    Outstanding)**                     $            7.53
                                                --------
                                                --------
CLASS C SHARES:
  Net Assets                           $          29,150
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 3,885
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $29,150,412 and 3,884,741 Shares
    Outstanding)**                     $            7.50
                                                --------
                                                --------

---------------

  *  Net of accrual for country tax of U.S. $6,000.
 **  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $             948
  Interest                                           148
  Less: Foreign Taxes Withheld                       (96)
                                       -----------------
   Total Income                                    1,000
                                       -----------------
EXPENSES:
  Investment Advisory Fees                           509
  Distribution Fees
    Class A                                           59
    Class B                                          132
    Class C                                          140
  Administrative Fees                                132
  Custodian Fees                                      83
  Shareholder Reports                                 49
  Professional Fees                                   22
  Filing & Registration Fees                          16
  Transfer Agent Fees                                  8
  Directors' Fees and Expenses                         5
  Other                                               47
                                       -----------------
   Net Expenses                                    1,202
                                       -----------------
   Net Investment Loss                              (202)
                                       -----------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                    (12,285)
  Foreign Currency Transactions                     (331)
                                       -----------------
   Net Realized Loss                             (12,616)
                                       -----------------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     31,255
  Foreign Currency Translations                      106
                                       -----------------
  Change in Unrealized
    Appreciation/Depreciation                     31,361
                                       -----------------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                       18,745
                                       -----------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $          18,543
                                       -----------------
                                       -----------------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                      $      (202)        $ (1,379)
  Net Realized Loss                                            (12,616)        (117,195)
  Change in Unrealized Appreciation/Depreciation                31,361          (58,612)
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             18,543         (177,186)
                                                            ----------  ---------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain:
  Class A                                                           --             (135)
  Class B                                                           --              (60)
  Class C                                                           --              (84)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                   --             (279)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    39,089          114,898
  Distributions Reinvested                                          --              258
  Redeemed                                                     (51,090)        (188,300)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (12,001)         (73,144)
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                        6,542         (250,609)
NET ASSETS--Beginning of Period                                102,077          352,686
                                                            ----------  ---------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(1,402) and $(1,200),
  respectively)                                            $   108,619         $102,077
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  5,152            9,205
     Distributions Reinvested                                       --               15
     Redeemed                                                   (5,905)         (12,556)
                                                            ----------  ---------------
   Net Decrease in Class A Shares Outstanding                     (753)          (3,336)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    34,030         $ 80,960
     Distributions Reinvested                                       --              125
     Redeemed                                                  (39,419)        (123,834)
                                                            ----------  ---------------
   Net Decrease                                            $    (5,389)        $(42,749)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    71,249         $ 76,638
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    346            2,181
     Distributions Reinvested                                       --                7
     Redeemed                                                     (652)          (1,929)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  (306)             259
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     2,276         $ 19,723
     Distributions Reinvested                                       --               55
     Redeemed                                                   (4,244)         (19,925)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (1,968)        $   (147)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    62,022         $ 63,990
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    462            1,702
     Distributions Reinvested                                       --               10
     Redeemed                                                   (1,160)          (4,222)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                     (698)          (2,510)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     2,783         $ 14,215
     Distributions Reinvested                                       --               78
     Redeemed                                                   (7,427)         (44,541)
                                                            ----------  ---------------
   Net Decrease                                            $    (4,644)        $(30,248)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   108,378         $113,022
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1998     -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#       1998#         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            6.53     $ 16.62     $  17.15     $  16.42     $  15.50     $  12.00
                                                    -------     -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                    --       (0.04)       (0.06)       (0.04)          --        (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                             1.29      (10.03)       (0.14)        0.77         1.43         3.53
                                                    -------     -------     --------     --------     --------     --------
  Total From Investment Operations                     1.29      (10.07)       (0.20)        0.73         1.43         3.50
                                                    -------     -------     --------     --------     --------     --------
DISTRIBUTIONS
  Net Realized Gain                                      --          --           --           --        (0.49)          --
  In Excess of Net Realized Gain                         --       (0.02)       (0.33)          --        (0.02)          --
                                                    -------     -------     --------     --------     --------     --------
  Total Distributions                                    --       (0.02)       (0.33)          --        (0.51)          --
                                                    -------     -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD            $            7.82     $  6.53     $  16.62     $  17.15     $  16.42     $  15.50
                                                    -------     -------     --------     --------     --------     --------
                                                    -------     -------     --------     --------     --------     --------
TOTAL RETURN (1)                                      19.57%     (60.57)%      (1.10)%       4.45%        9.50%       29.17%
                                                    -------     -------     --------     --------     --------     --------
                                                    -------     -------     --------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          50,583     $47,128     $175,440     $248,009     $178,667     $138,212
Ratio of Expenses to Average Net
  Assets                                               1.88%**     1.90%        1.84%        1.88%        1.90%        1.90%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                  --       (0.39)%      (0.31)%      (0.16)%       0.04%       (0.24)%
Portfolio Turnover Rate                                  55%        130%          74%          38%          34%          34%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $              --     $  0.01     $     --     $     --     $     --     $   0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.88%**     2.21%          --           --           --         2.17%
  Net Investment Loss to Average Net
    Assets                                               --       (0.53)%         --           --           --        (0.51)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              1.90%**     1.90%          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                       --------------------------------------------------------------
                                        SIX MONTHS ENDED     YEAR ENDED JUNE 30,
                                       DECEMBER 31, 1998     -------------------      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#       1998#        1997     TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $            6.31     $ 16.17     $ 16.81     $          16.51
                                                 -------     -------     -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                              (0.02)      (0.10)      (0.16)               (0.03)
  Net Realized and Unrealized Gain
    (Loss)                                          1.24       (9.74)      (0.15)                0.33
                                                 -------     -------     -------              -------
  Total From Investment Operations                  1.22       (9.84)      (0.31)                0.30
                                                 -------     -------     -------              -------
DISTRIBUTIONS
  Net Realized Gain                                   --          --       (0.33)                  --
  In Excess of Net Realized Gain                      --       (0.02)         --                   --
                                                 -------     -------     -------              -------
  Total Distributions                                 --       (0.02)      (0.33)                  --
                                                 -------     -------     -------              -------
NET ASSET VALUE, END OF PERIOD         $            7.53     $  6.31     $ 16.17     $          16.81
                                                 -------     -------     -------              -------
                                                 -------     -------     -------              -------
TOTAL RETURN (1)                                   19.34%     (60.89)%     (1.79)%               1.82%
                                                 -------     -------     -------              -------
                                                 -------     -------     -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          28,886     $26,126     $62,786     $         52,853
Ratio of Expenses to Average Net
  Assets                                            2.63%**     2.65%       2.59%                2.61%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (0.75)%**   (1.01)%     (1.04)%              (0.52)%**
Portfolio Turnover Rate                               55%        130%         74%                  38%
--------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                               $              --     $  0.02     $    --     $             --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.63%**     2.96%         --                   --
  Net Investment Loss to Average Net
    Assets                                         (0.75)%**   (1.15)%        --                   --
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.65%**     2.65%         --                   --
---------------------------------------------------------------------------------------------------------------------------


                                                                               CLASS C
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1998     -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#       1998#         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $            6.29     $ 16.14     $  16.78     $  16.19     $  15.40     $  12.00
                                                   --------     -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                 (0.02)      (0.12)       (0.21)       (0.13)       (0.12)       (0.10)
  Net Realized and Unrealized Gain
    (Loss)                                             1.23       (9.71)       (0.10)        0.72         1.42         3.50
                                                   --------     -------     --------     --------     --------     --------
  Total From Investment Operations                     1.21       (9.83)       (0.31)        0.59         1.30         3.40
                                                   --------     -------     --------     --------     --------     --------
DISTRIBUTIONS
  Net Realized Gain                                      --          --        (0.33)          --        (0.49)          --
  In Excess of Net Realized Gain                         --       (0.02)          --           --        (0.02)          --
                                                   --------     -------     --------     --------     --------     --------
  Total Distributions                                    --       (0.02)       (0.33)          --        (0.51)          --
                                                   --------     -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD            $            7.50     $  6.29     $  16.14     $  16.78     $  16.19     $  15.40
                                                   --------     -------     --------     --------     --------     --------
                                                   --------     -------     --------     --------     --------     --------
TOTAL RETURN (1)                                      19.05%     (60.88)%      (1.79)%       3.64%        8.71%       28.33%
                                                   --------     -------     --------     --------     --------     --------
                                                   --------     -------     --------     --------     --------     --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          29,150     $28,823     $114,460     $168,070     $139,497     $116,889
Ratio of Expenses to Average Net
  Assets                                               2.63%**     2.65%        2.59%        2.63%        2.63%        2.65%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.75)%**   (1.17)%      (1.06)%      (0.94)%      (0.77)%      (0.99)%
Portfolio Turnover Rate                                  55%        130%          74%          38%          34%          34%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Loss                                  $              --     $  0.01     $     --     $     --     $     --     $   0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.63%**     2.96%          --           --           --         2.92%
  Net Investment Loss to Average Net
    Assets                                            (0.75)%**   (1.31)%         --           --           --        (1.26)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              2.65%**     2.65%          --           --           --           --

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for a periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Asian Growth Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on June 23, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

                                                              ------------------
                                                                    13

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      1.00%           1.90%            2.65%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it

-----------------------
          14

                          VAN KAMPEN ASIAN GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $13,400 for Class A shares and deferred sales charges of $4,500, $110,068 and $28,035 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affilliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody. Investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $48,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $53,291,000 and sales of approximately $53,886,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: During the six months ended December 31, 1998, the Fund incurred approximately $14,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                         NET
   COST      APPREC.    (DEPREC.)   APPRECIATION
  (000)       (000)       (000)         (000)
----------  ---------  -----------  -------------
$  102,091  $  17,632   $  (9,754)    $   7,878

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999